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                          The Target Portfolio TrustSM
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                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999
                          (AS REVISED ON MAY 27, 1999)

How to Buy, Sell and Exchange Shares of the Trust
   The section entitled 'How to Buy, Sell and Exchange Shares of the Trust' is amended as follows.

The paragraph entitled 'Introduction' is amended to read in its entirety as follows:

INTRODUCTION
   Shares of the Portfolios may be purchased by Target Program participants. Shares of the Portfolios are also offered to certain investors who do not participate in the Target Program. These investors include banks, trust companies and other investment advisory services, certain fee-based programs and certain employee benefit plans.

   Mutual Fund Programs. Shares of the Portfolios may be purchased by participants in certain mutual fund programs other than the Target Program. These programs include certain fee-based programs sponsored by Prudential Securities and its affiliates that include the Portfolios as available options. Shares of the Portfolios may also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Portfolio trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Participants in these programs would not have to pay the Target Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.

TMF158C3

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   Benefit Plans. Shares of the Portfolios may also be purchased by certain group retirement plans that do not participate in the Target Program. These benefit plans must meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

The date of this Supplement is October 14, 1999.